Filed pursuant to Rule 497(e)
File Nos. 333-190432; 811-22875

THE PENNANT 504 FUND

May 22, 2014

Supplement to the
Prospectus and Statement of Additional Information
dated November 27, 2013

On or about June 6, 2014, Foreside Fund Services, LLC (the “Distributor”) will replace Sandler O’Neill & Partners, L.P. (the “Former Distributor”) as the principal underwriter and distributor for The Pennant 504 Fund (the “Fund”).  The Board of Trustees of the Fund approved a distribution agreement between the Fund and the Distributor at an in-person meeting on May 13, 2014.  It is currently anticipated that the Former Distributor will enter into a wholesaling agreement with the Distributor and will continue actively selling the Fund to certain financial institutions that are subject to the Community Reinvestment Act of 1977.  However, the Former Distributor will no longer serve as the principal underwriter and distributor for the Fund, and all references to Sandler O’Neill & Partners, L.P. in the Prospectus and Statement of Additional Information (“SAI”) are hereby deleted in their entirety and replaced with Foreside Fund Services, LLC, whose principal business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The following subsection (iv) is added to the sentence below found in the sections “Prospectus Summary- Fees and Expenses” and “The Offering and Plan of Distribution- Purchase Terms” in the Prospectus:

“Investments may be subject to a Sales Charge of up to 2.00%, subject to waiver or adjustment (i) for affiliates of the Adviser; (ii) for certain investors with an established business relationship with the Adviser; (iii) for certain investors who purchase shares through the Former Distributor and the Former Distributor has agreed to waive all or a portion of such Sales Charge for such investors; or (iv) for investors with no associated broker-dealer or other financial intermediary who purchase shares directly through the Transfer Agent.”

Any references to the Distributor as an “agent of the Fund in connection with the repurchase of shares” in the Prospectus are deleted.  In addition, the references to the Distributor found in the section “Code of Ethics” in the SAI are deleted.  Foreside Fund Services, LLC, acting as Distributor to the Fund, is exempt from Rule 17j-1 under the Investment Company Act of 1940, as amended.

Please retain this Supplement with your Prospectus and SAI.